                                               ====================        FILED # C9130-00

[State of    DEAN HELLER

April 03, 2000

 Nevada      Secretary of State                  Articles of

 Seal)       101 North Carson Street, Suite 3   Incorporation

             Carson City, Nevada 89701-4788

             (775) 684 5708                    (PURSUANT TO NRS 78)           IN THE OFFICE OF

                                               ====================

   /s/ Dean Heller

   DEAN HELLER SECRETARY OF STATE

             Important: Read attached instructions before completing form.

1. Name of

   Corporation:             SUN WORLD PARTNERS, INC.

                           =================================================================================

2. Resident Agent           The Corporation Trust Company of Nevada

   Name and Street         ---------------------------------------------------------------------------------

   Address:                 Name

                            6100 Neil Road, Suite 500                Reno           Nevada      89511

                           -------------------------------------------------------             ------------

                            Street Address                          City                        Zip Code

                           ------------------------------------------------------------------- ------------

3. Shares:

   (number of shares

   corporation             Number of shares                                       Number of shares

   authorized to issue)    with par value:  1,000,000   par value: $ .001        without par value:

                                            -------------             ------                          ------

                           =================================================================================

4. Governing Board         Shall be styled as __X__ Directors of ______ Trustees

                           ---------------------------------------------------------------------------------

   Names, Addresses,       The First Board of Directors/Trustees shall consist of 1 members whose names and

   Number Of Board of      addresses are as follows:

   Directors/Trustees:

     W. Scott Lawler

     ---------------------------------       ----------------------------------------

     Name

Name

     2200 Sunrise Blvd., #240

     Gold River, CA 95670

                           ----------------------------------      ----------------------------------------

     Address

City

State

Zip

Address

City

State

Zip

5. Purpose:                The purpose of this Corporation shall be:  Investments

                           =================================================================================

6. Other Matters

    Number of additional pages attached: 0

7. Names, Address          W. Scott Lawler

   and Signatures of       ----------------------------------      ----------------------------------------

   Incorporators:          Name

Name

                           2200 Sunrise Blvd., #240

            Gold River, CA 95670

                           ------------------------------------------------------------------- ------------

     Address

City

State

Zip

Address

City

State

Zip

                           =================================================================================

    /s/ W. Scott Lawler

    -----------------------------------      ----------------------------------------

    Signature

Signature

Notary:

    This Instrument was acknowledged before This Instrument was acknowledged before me on me on April 3, 2000 by

    Scott Lawler

     ----------------------------------

----------------------------------------

    Name of person

Name of person

    As Incorporator

As Incorporator

    Of Sun World Partners Inc.

of

    (Name of party on behalf of whom Instrument executed)

     /s/ Scott Douglas Brewer

     Notary Public Signature

Notary Public Signature

7. Certificate of          The Corporation Trust Company of Nevada hereby accept appointment as Resident Agent

   Acceptance of           for the above named corporation.

   Appointment of

   Resident Agent:         By: /s/ Nazeem A. Conde                  4.3.00

   ---------------------------------------------------------        ---------------------------------------

                           Signature of Resident Agent              Date

                           =================================================================================